UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2004

AMERIGON INCORPORATED

(Exact name of registrant as specified in its charter)

California	0-21810	95-4318554
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Town Center Drive, Suite 200, Dearborn, MI	48126-2716
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (313) 336-3000

Items 1 – 6.      Not applicable.

Item 7.	Financial Statements and Exhibits

Exhibit 99.1: Company news release dated March 17, 2004.

Items 8 – 11.    Not applicable.

Item 12.	Results of Operations and Financial Condition.

On March 17, 2004, Amerigon Incorporated publicly announced its three month and twelve month earnings for the period ended December 31, 2003. A copy of the Company’s news release announcing the earnings is filed as Exhibit 99.1 to this report and is incorporated in this report by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERIGON INCORPORATED

By:	/s/ SANDRA L. GROUF

Sandra L. Grouf,
Corporate Secretary and Treasurer

Date: March 19, 2004

Exhibit Index

99.1	Company news release dated March 17, 2004.